Exhibit 99.2
1 Second Quarter 2022 Earnings Conference Call Second Quarter 2022 Earnings Conference Call August 1, 2022

2 Second Quarter 2022 Earnings Conference Call Forward - Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of August 1, 2022. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 13 - 24 of our Form 10 - K filed on February 25, 2022 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward - looking statements.

3 Second Quarter 2022 Earnings Conference Call Opening Remarks • Recap of Matson’s 2Q22 results: – Matson performed well with higher year - over - year operating income in both Ocean Transportation and Logistics • Ocean Transportation: – China service continued to see significant demand – Higher year - over - year volume in Alaska service; softer volumes in Hawaii and Guam services compared to year ago period • Logistics: – Strength across all business lines – Continued to see favorable supply and demand fundamentals in our core markets

4 Second Quarter 2022 Earnings Conference Call Views on Current Market Environment Domestic tradelanes • Local economies continue to recover from pandemic lows – Hawaii: tourism outlook remains strong and expect increasing international tourism arrivals as COVID - 19 wave in Asia recedes – Alaska: resumption of summer tourism and increased energy - related exploration and production activity as a result of elevated oil prices – Guam: Expect continued improvement in tourism traffic as the year progresses • But there are negative trends that create uncertainty in the economic recovery trajectory in each of the core markets – Weakening economic conditions in the U.S. and global economies could negatively affect consumer spending and tourism – Household discretionary income likely negatively affected by high inflation, higher interest rates and lower personal income with end of pandemic - era stimulus • Seeing some contraction in demand for retail - related goods Logistics • Continue to see a solid level of activity across all business lines • Rail congestion remains; customers shifting modes from rail to truck • Warehouse unit remains busy with inbound and transload volume exceeding outbound volume

5 Second Quarter 2022 Earnings Conference Call Views on Current Market Environment (continued) Transpacific tradelane • Currently seeing solid demand for our China service • Some supply chain infrastructure issues slowly subsiding, but other uncertainties remain – China’s factory production continues to recover from the COVID - 19 - related supply chain challenges – Improving port congestion on the U.S. West Coast; some terminal congestion as dwell times remain elevated • In recent weeks, have seen a gradual decline in the Transpacific freight rate environment off the highs experienced earlier this year – Indicates that rates have likely peaked for now – Expect an orderly marketplace for the remainder of the year with our vessels continuing to operate at or near capacity and earning a significant rate premium to the market – Expect to operate the CCX (California - China Express) service through the October peak season this year • Continue to believe that our China service freight rates will be above pre - pandemic rate levels and significantly higher than the SCFI due to our differentiated, expedited ocean services

6 Second Quarter 2022 Earnings Conference Call Our Current Priorities • Maintain vessel schedule and high - quality service for our Ocean Transportation and Logistics customers as the environment continues to evolve • Focus on organic growth opportunities and long - term investments – Making progress on evaluation of Alaska fleet replacement • Leaning towards upsizing CLX service with three new LNG - ready Aloha Class vessels • Expect to make a sizeable cash deposit into the Capital Construction Fund before end of 3Q22 • Maintain investment grade balance sheet and be prepared to capitalize on inorganic growth opportunities • Return capital to shareholders – In the last 4 quarters, have returned to shareholders over $450 million in dividends and share repurchases – Expect to be a steady buyer of shares with excess cash flow (cash flow after funding our maintenance capital expenditures, long - term investments and dividend)

7 Second Quarter 2022 Earnings Conference Call Hawaii Service Second Quarter 2022 Performance • Container volume decreased 1.5% YoY primarily due to lower retail - related demand • Further improvement in the Hawaii economy supported by strong domestic tourist arrivals and modest improvement in international tourist trends Container Volume (FEU Basis) 25,000 27,000 29,000 31,000 33,000 35,000 37,000 39,000 41,000 Q1 Q2 Q3 Q4 2021 2022 Note : 4Q21 volume figure includes the benefit of a 53 rd week. (1.5)%

8 Second Quarter 2022 Earnings Conference Call China Service Second Quarter 2022 Performance Container Volume (FEU Basis) 8,000 13,000 18,000 23,000 28,000 33,000 38,000 43,000 48,000 53,000 58,000 Q1 Q2 Q3 Q4 2021 2022 Note : CCX service started in 3Q21. 4Q21 volume figure includes the benefit of a 53 rd week. 11.7% • Container volume increased 11.7% YoY – Total number of eastbound voyages increased by 4 YoY • Demand driven by e - commerce, garments and other goods

9 Second Quarter 2022 Earnings Conference Call Guam Service Second Quarter 2022 Performance Container Volume (FEU Basis) 3,000 3,500 4,000 4,500 5,000 5,500 6,000 Q1 Q2 Q3 Q4 2021 2022 (7.0)% • Container volume decreased 7.0% YoY primarily due to lower retail - related demand

10 Second Quarter 2022 Earnings Conference Call Alaska Service Second Quarter 2022 Performance • Container volume increased 12.2% YoY – Higher northbound volume primarily due to: • Higher retail - related demand • Additional sailing – Higher AAX seafood volume Container Volume (FEU Basis) 10,000 12,000 14,000 16,000 18,000 20,000 22,000 24,000 Q1 Q2 Q3 Q4 2021 2022 12.2% Note : 4Q21 volume figure includes the benefit of a 53 rd week.

11 Second Quarter 2022 Earnings Conference Call SSAT Joint Venture Second Quarter 2022 Performance Equity in Income of Joint Venture $ 0.0 $ 5.0 $ 10.0 $ 15.0 $ 20.0 $ 25.0 $ 30.0 $ 35.0 $ 40.0 Q1 Q2 Q3 Q4 $ in millions 2021 2022 • Terminal joint venture contribution was $24.7 million; YoY change of $11.9 million – Primarily due to higher other terminal revenue

12 Second Quarter 2022 Earnings Conference Call Matson Logistics Second Quarter 2022 Performance Operating Income $ 0.0 $ 5.0 $ 10.0 $ 15.0 $ 20.0 $ 25.0 Q1 Q2 Q3 Q4 $ in millions 2021 2022 • Operating income of $23.1 million; YoY change of $10.2 million • Higher YoY operating income contributions from all services • Benefitted from favorable supply and demand fundamentals in core markets Note : 4Q21 operating income includes the benefit of a 53 rd week.

13 Second Quarter 2022 Earnings Conference Call Financial Results – Summary Income Statement See the Addendum for a reconciliation of GAAP to non - GAAP Financial Metrics. Year-to-Date Second Quarter YTD Ended 6/30 D D ($ in millions, except per share data) 2022 2021 $ 2022 2021 $ Revenue Ocean Transportation $ 1,993.1 $ 1,243.4 $ 749.7 $ 1,049.2 $ 682.9 $ 366.3 Logistics 433.5 343.3 90.2 211.9 192.0 19.9 Total Revenue $ 2,426.6 $ 1,586.7 $ 839.9 $ 1,261.1 $ 874.9 $ 386.2 Operating Income Ocean Transportation $ 886.2 $ 315.1 $ 571.1 $ 470.0 $ 201.0 $ 269.0 Logistics 39.5 19.0 20.5 23.1 12.9 10.2 Total Operating Income $ 925.7 $ 334.1 $ 591.6 $ 493.1 $ 213.9 $ 279.2 Interest expense (9.3) (12.8) (4.5) (5.5) Other income (expense), net 3.8 2.9 1.8 1.5 Income taxes (200.3) (74.5) (109.7) (47.4) Net Income $ 719.9 $ 249.7 $ 470.2 $ 380.7 $ 162.5 $ 218.2 GAAP EPS, diluted $ 17.69 $ 5.70 $ 11.99 $ 9.49 $ 3.71 $ 5.78 $ 82.9 $ 77.8 $ 5.1 $ 41.1 $ 38.9 $ 2.2 EBITDA $ 1,012.4 $ 414.8 $ 597.6 $ 536.0 $ 254.3 $ 281.7 Depreciation and Amortization (incl. dry-dock amortization)

14 Second Quarter 2022 Earnings Conference Call Cash Generation and Uses of Cash $ 0.0 $ 200.0 $ 400.0 $ 600.0 $ 800.0 $ 1,000.0 $ 1,200.0 $ 1,400.0 $ 1,600.0 Cash Flow from Operations Paydown of Borrowings, net Maintenance & Other Capex (1) New Vessel Capex (2) Dividends Share Repurchase Other Cash Flows Net Increase in Cash $ in millions Last Twelve Months Ended June 30, 2022 $ 1,436.4 ($ 65.0) ($ 277.5) ($ 50.7) $ 591.6 ($ 18.5) ($ 26.3) (1) Includes $99.5 million of early buy - out and operating lease termination payments. (2) Includes capitalized interest and owner’s items. ($ 406.8)

15 Second Quarter 2022 Earnings Conference Call Financial Results – Summary Balance Sheet • Total Debt of $596.6 million (1) See the Addendum for a reconciliation of GAAP to non - GAAP Financial Metrics. (1) Total Debt is presented before any reduction for deferred loan fees as required by GAAP. Debt Levels Share Repurchase • 2Q22: ~1.6 million shares repurchased for total cost of $138.1 million • YTD: ~2.3 million shares repurchased for total cost of $206.7 million • At end of 2Q22, ~1.2 million shares remaining in share repurchase program ($ in millions) ASSETS Cash and cash equivalents $ 609.0 $ 282.4 Other current assets 503.7 422.1 Total current assets 1,112.7 704.5 Investment in SSAT 93.1 58.7 Property and equipment, net 1,894.7 1,878.3 Intangible assets, net 175.8 181.1 Goodwill 327.8 327.8 Other long-term assets 554.5 542.7 Total assets $ 4,158.6 $ 3,693.1 LIABILITIES AND SHAREHOLDERS’ EQUITY Current portion of debt $ 65.0 $ 65.0 Other current liabilities 567.1 547.4 Total current liabilities 632.1 612.4 Long-term debt, net of deferred loan fees 517.9 549.7 Other long-term liabilities 875.0 863.6 Total long-term liabilities 1,392.9 1,413.3 Total shareholders’ equity 2,133.6 1,667.4 Total liabilities and shareholders’ equity $ 4,158.6 $ 3,693.1 June 30, December 31, 2022 2021

16 Second Quarter 2022 Earnings Conference Call Update on New Vessel and LNG Projects • Continue to evaluate refleeting options for the Alaska tradelane – Leaning towards the option to construct three new LNG - ready Aloha Class vessels for the CLX and move three smaller, older CLX vessels into the Alaska service • Estimated total cost of ~$1 billion before owner’s items • Would allow us to upsize the CLX service by approximately 500 containers of capacity per vessel and expect the additional capacity to be a meaningful EBITDA contributor • Capital Construction Fund (CCF) – Expect to make a ~$500 million cash deposit before end of 3Q22 – Expect to generate a refund to 2021 federal and state cash tax payments • LNG installation projects on Daniel K. Inouye and Manukai remain on track; continue to evaluate LNG installation projects on Kaimana Hila , Lurline and Matsonia • Reiterate 2022 capex of $160 to $180 million

17 Second Quarter 2022 Earnings Conference Call Appendix

18 Second Quarter 2022 Earnings Conference Call Hawaii Service – Current Business Trends UHERO Projections (2) (1) Source: http://files.hawaii.gov/dbedt/economic/data_reports/mei/2022 - 06 - state.xls (2) Source: https://uhero.hawaii.edu/wp - content/uploads/2022/05/22Q2_Forecast.pdf 2020 2021 2022P 2023P Real GDP (11.1)% 4.6% 3.5% 2.5% Construction Jobs Growth (2.4)% 0.2% 0.1% 1.9% Population Growth (0.3)% (0.7)% (0.3)% 0.0% Unemployment Rate 12.0% 5.8% 3.6% 2.9% Visitor Arrivals (‘000s) % change 2,708.3 (73.9)% 6,777.1 150.2% 8,935.5 31.8% 9,487.4 6.2% 0 100 200 300 400 500 600 700 800 900 1,000 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 Jan-22 Feb-22 Mar-22 Apr-22 May-22 Jun-22 Visitor Arrivals (‘000s) Unemployment Rate Unemployment Rate and Visitor Arrivals by Air Unemployment Rate (not seasonally adjusted) (1) Visitor Arrivals by Air (1) Select Hawaii Economic Indicators

19 Second Quarter 2022 Earnings Conference Call Appendix – Non - GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles ( “ GAAP ” ). The Company also considers other non - GAAP measures to evaluate performance, make day - to - day operating decisions, help investors understand our ability to incur a nd service debt and to make capital expenditures, and to understand period - over - period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non - GAAP measures include, but are not limited to, Earnings Before Interest, Income Taxes, Depreciation and Amortization ( “ EBITDA ” ).